                             SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(A)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         Ameritrade Holding Corporation
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


       -------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

June 14, 1999

Dear Fellow Stockholder:

     A Special Meeting of Stockholders will be held in Omaha, Nebraska, on Thursday, July 1, 1999. The accompanying proxy materials (consisting of the Notice of Special Meeting, the Proxy Statement and the form of proxy) provide additional information about the Special Meeting, including details on the proposal to be voted on.

     In addition to the ability to vote your shares using the traditional paper proxy card, you may vote via the Internet by accessing ADP's website at www.proxyvote.com, or you may vote by touchtone telephone by calling the toll-free number shown on your voting instruction form. You will need the Control Number that is imprinted on your personalized proxy card or that you have received from ADP electronically.

     We look forward to your participation in the Special Meeting process and, as always, appreciate your support.

Sincerely,
/s/ J. JOE RICKETTS
J. Joe Ricketts, Chairman of the Board and
Co-Chief Executive Officer

                         AMERITRADE HOLDING CORPORATION

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

                                  JULY 1, 1999

     A Special Meeting of Stockholders of Ameritrade Holding Corporation (the "Company") will be held at the Company's principal executive offices at 4211 South 102nd Street in Omaha, Nebraska 68127, on Thursday, July 1, 1999, at 9:30 a.m., Central Daylight Time, for the following purposes:

          (1) To amend and restate the Company's Certificate of Incorporation to increase the number of shares of Class A Common Stock and Class B Common Stock that the Company is authorized to issue; and

          (2) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Enclosed with this Notice is a Proxy Statement setting forth information with respect to the proposal to amend and restate the Company's Certificate of Incorporation. Only stockholders holding shares of the Company's Class A Common Stock ("Class A Stockholders") of record at the close of business on June 11, 1999 will be entitled to notice of and to vote at the meeting.

     For ten days prior to the Special Meeting, a list of stockholders entitled to vote at the Special Meeting with the address of and number of shares held by each will be kept on file at the offices of the Company at 4211 South 102nd Street, Omaha, Nebraska 68127, and will be available for inspection by any stockholder at any time during usual business hours. The list will also be available for inspection by any stockholder during the meeting.

     Class A Stockholders, whether or not they expect to be present at the meeting, are requested to sign and date the enclosed proxy, which is solicited on behalf of the Board of Directors, and return it promptly in the envelope enclosed for that purpose. As an alternative to delivering a paper proxy, you may enter your voting instructions by phone at the toll-free number listed on the proxy card or via the Internet at www.proxyvote.com. In either case, you will need the Control Number printed on your proxy card. Any person giving a proxy has the power to revoke it at any time prior to the Special Meeting and Class A Stockholders who are present at the meeting may revoke their proxies at the Special Meeting and vote in person.

                                          By Order of the Board of Directors
                                          /s/ J. PETER RICKETTS

                                          J. Peter Ricketts, Secretary

Omaha, Nebraska
June 14, 1999

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION FOR PROXIES TO ENSURE A QUORUM AT THE SPECIAL MEETING.

                         AMERITRADE HOLDING CORPORATION
                            4211 SOUTH 102ND STREET
                                OMAHA, NE 68127

                            ------------------------

                                PROXY STATEMENT
                                      FOR
                        SPECIAL MEETING OF STOCKHOLDERS
                                       OF
                                  COMMON STOCK

     This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Special Meeting of Stockholders of Ameritrade Holding Corporation (the "Company") to be held on July 1, 1999, at the Company's principal executive offices at 4211 South 102nd Street in Omaha, Nebraska 68127, at 9:30 a.m., Central Daylight Time, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders. This Proxy Statement and the proxy cards are first being mailed to stockholders on or about June 15, 1999.

     The Company has two classes of Common Stock, the Class A Common Stock (the "Class A Stock") and the Class B Common Stock (the "Class B Stock" and, together with the Class A Stock, the "Common Stock"). The accompanying proxy is solicited with respect to the holders of the Class A Stock (the "Class A Stockholders") on behalf of the Board of Directors of the Company and is revocable at any time prior to the Special Meeting by written notice of termination given to the Secretary of the Company or by delivering to him a later-dated proxy. Furthermore, the Class A Stockholders who are present at the Special Meeting may revoke their proxies and vote in person. All shares of the Company's Class A Stock represented by properly executed and unrevoked proxies will be voted by the individuals designated as proxies on the proxy card in accordance with the directions given therein. Where no instructions are indicated, proxies will be voted "FOR" the proposal set forth in this Proxy Statement for consideration at the Special Meeting. In addition, the Directors believe that shares of the Class A Stock held by executive officers and Directors of the Company will be voted "FOR" such proposal. These shares represent over 51 percent of the Class A Stock outstanding as of June 1, 1999. The holders of all of the Class B Stock have, pursuant to a unanimous written consent, already approved the proposal set forth in this Proxy Statement. The shares of Class A Stock held by executive officers and Directors of the Company will, together with the shares of Class B Stock, constitute over 51 percent of the total shares outstanding as of June 1, 1999. Shares of Class A Stock entitled to vote and represented by properly executed, returned and unrevoked proxies will be considered present at the meeting for purposes of determining a quorum, including shares with respect to which votes are withheld, abstentions are cast or there are broker non-votes.

VOTING SECURITIES AND PRINCIPAL OWNERSHIP THEREOF

     The Company has two authorized classes of Common Stock, which are designated Class A Common Stock and Class B Common Stock. The two classes of Common Stock are identical in all respects except that the holders of the Class B Stock (the "Class B Stockholders") are entitled to elect a majority of the Board of Directors. Otherwise, each share of Common Stock is entitled to one vote upon each matter to be voted on at the Special Meeting. Stockholders do not have the right to cumulate votes in the election of Directors. The holders of Class B Stock may convert their shares into an equal number of shares of Class A Stock, but holders of Class A Stock may not convert their shares into Class B Stock.

     Only holders of Class A Stock of record at the close of business on June 11, 1999 (the "Record Date") will be entitled to vote at the Special Meeting. As of the Record Date, there were 52,687,880 shares of Class A Stock issued and outstanding and 5,457,600 shares of Class B Stock issued and outstanding.

     The following table sets forth, as of June 1, 1999, the beneficial ownership of each class of the Company's Common Stock by Directors, by the Co-Chief Executive Officers and each of the other four highest compensated executive officers for the Company's fiscal year ended September 25, 1998, by each person believed by the Company to beneficially own more than 5 percent of the Company's Common Stock and by all current executive officers and Directors of the Company as a group:

                                                        NUMBER OF    PERCENT OF   NUMBER OF   PERCENT OF
                                                        SHARES OF    SHARES OF    SHARES OF   SHARES OF
                                                         CLASS A      CLASS A      CLASS B     CLASS B
                         NAME                             STOCK        STOCK        STOCK       STOCK
                         ----                           ----------   ----------   ---------   ----------
           DIRECTORS AND EXECUTIVE OFFICERS
J. Joe Ricketts(1), Director, Chairman and Co-Chief
  Executive Officer...................................  23,718,137      45.0%     2,728,896      50.1%
Thomas Lewis(2), Co-Chief Executive Officer...........           0         0              0         0
Robert T. Slezak(3), Director, Vice President, Chief
  Financial Officer and Treasurer.....................     193,244         *              0         0
Peter D. Horst(4), Vice President, Marketing..........       3,850         *              0         0
Joseph A. Konen(5), Chief Executive Officer, OnMoney
  Financial Services Corporation......................      31,781         *              0         0
Kurt D. Halvorson(6), President, Advanced Clearing....      88,544         *              0         0
Gene L. Finn, Director................................      11,200         *              0         0
David W. Garrison(7), Director........................       6,426         *              0         0
Thomas Y. Hartley, Director...........................           0         0              0         0
Charles L. Marinaccio(8), Director....................      13,068         *              0         0
Mark L. Mitchell(8), Director.........................      34,748         *              0         0
John W. Ward(9), Director.............................      10,564         *              0         0
All Directors and Executive Officers as a group
  (18 in group).......................................  27,225,192      51.7%     2,728,896      50.1%
                  OTHER STOCKHOLDERS
Marlene M. Ricketts(10)...............................  22,077,192      41.9%     2,728,704      49.9%
Ricketts Grandchildren Trust(11)......................   6,336,000      12.0%             0         0

-------------------------
  *  Less than 1 percent of the issued and outstanding shares of the class.

 (1) Shares of Class A Stock beneficially owned by Mr. Ricketts consist of 21,966,408 shares held jointly with Marlene M. Ricketts, his spouse, 110,784 shares held in the J. Ricketts IRA, 1,542,011 shares held in Mr. Ricketts' 401(k) account, and 98,934 shares issuable upon the exercise of options exercisable within 60 days from June 1, 1999. Shares of Class B Stock beneficially owned by Mr. Ricketts consist of 2,728,896 shares owned by the Joe Ricketts Dynasty Trust. If all shares of Class B Stock beneficially owned by Mr. Ricketts were converted into Class A Stock, Mr. Ricketts would beneficially own 26,447,033 shares of Class A Stock, which would represent approximately 47.7 percent of the total shares of Class A Stock that would be issued and outstanding after such conversion. Mr. Ricketts' address is c/o Ameritrade Holding Corporation, 4211 South 102nd Street, Omaha, Nebraska 68127.

 (2) Mr. Lewis began his employment with the Company in February 1999.

 (3) Consists of 18,220 shares of Class A Stock held by Robert T. Slezak and Jane G. Slezak, as trustees of the Robert T. Slezak and Jane G. Slezak Revocable Trust, and 175,024 shares of Class A Stock held in Mr. Slezak's 401(k) account.

 (4) Consists of 2,000 shares of Class A Stock held jointly with Deborah R. Horst, his spouse, and 1,850 shares of Class A Stock held in Mr. Horst's 401(k) account.

 (5) Consists of shares of Class A Stock held in Mr. Konen's 401(k) account.

 (6) Consists of 3,200 shares of Class A Stock held jointly with Melinda K. Halvorson, his spouse, and 85,344 shares of Class A Stock held in Mr. Halvorson's 401(k) account.

 (7) Includes 2,134 shares of Class A Stock issuable upon the exercise of options exercisable within 60 days from June 1, 1999.

 (8) For each of Mr. Marinaccio and Mr. Mitchell, includes 11,200 shares of Class A Stock issuable upon the exercise of options exercisable within 60 days from June 1, 1999.

 (9) Includes 4,800 shares of Class A Stock issuable upon the exercise of options exercisable within 60 days from June 1, 1999.

(10) Shares of Class A Stock beneficially owned by Mrs. Ricketts consist of 21,966,408 shares held jointly with J. Joe Ricketts, her spouse, and 110,784 shares held in the M. Ricketts IRA. Shares of Class B Stock beneficially owned by Mrs. Ricketts consist of 2,728,704 shares owned by the Marlene Ricketts Dynasty Trust. If all shares of Class B Stock beneficially owned by Mrs. Ricketts were converted into Class A Stock, Mrs. Ricketts would beneficially own 24,805,896 shares of Class A Stock, which would represent approximately 44.8 percent of the total shares of Class A Stock that would be issued and outstanding after such conversion. Mrs. Ricketts' address is c/o Ameritrade Holding Corporation, 4211 South 102nd Street, Omaha, Nebraska 68127.

(11) The trustee of the Ricketts Grandchildren Trust is First National Bank of Omaha, First National Center, 16th and Dodge Streets, Omaha, Nebraska, 68102.

                     RESTATED CERTIFICATE OF INCORPORATION

     The Board of Directors has declared advisable, and directed that there be submitted to the stockholders of the Company for approval, a Restated Certificate of Incorporation. In the event that stockholder approval is received, Article FOURTH would be amended to increase the number of shares of Class A Stock that the Company is authorized to issue to 270,000,000 and to increase the number of shares of Class B Stock that the Company is authorized to issue to 18,000,000. Additionally, the Restated Certificate of Incorporation would include two minor corrections. One correction would be to subparagraph
(3)(b)(i) of Section B of Article FOURTH, to clarify a reference, in the last sentence, to "the holder or holders of record." The other correction would be to Article FIFTH, to conform the wording to that which is prescribed by the Delaware General Corporation Law. The text of the Restated Certificate of Incorporation is set forth in Exhibit A to this Proxy Statement.

     Currently the Company has a total of 69,000,000 shares of capital stock authorized, consisting of 60,000,000 shares of Class A Stock, 6,000,000 shares of Class B Stock and 3,000,000 shares of preferred stock. As of the Record Date, there were 52,687,880 shares of Class A Stock and 5,457,600 shares of Class B Stock issued and outstanding. No shares of preferred stock were issued and outstanding. The Board of Directors has proposed this amendment to ensure that a sufficient number of shares of capital stock will be available, if needed, in connection with future transactions that the Board of Directors may consider advantageous to the Company, including stock splits effected as stock dividends, public offerings and acquisitions or other business combinations and transactions. An increase in the number of shares of capital stock authorized for issuance would be beneficial to the Company by providing additional flexibility to respond to future business opportunities as they may arise and by enabling the Board of Directors to issue additional shares of capital stock expeditiously if and when it deems such an issuance to be advisable.

     The additional shares of capital stock will be available for issuance without further action by the stockholders, except as required by Delaware law or the rules of The Nasdaq National Market. The additional shares of capital stock would not be subject to any preemptive rights and could be issued at any time and to any person by the Board of Directors.

     Increasing the authorized capital stock of the Company may have certain anti-takeover effects such as deterring certain mergers, tender offers and proxy contests or other takeover attempts that some or a majority of stockholders may deem to be in their best interests. Management is not aware of any specific attempt to accumulate the Company's securities or to obtain control of the Company by means of a merger, tender offer, proxy contest or other takeover device. In addition, the proposed amendment is not part of a plan to adopt further amendments to the Company's Certificate of Incorporation that would affect the ability of third parties to take over or change control of the Company.

     The Board of Directors believes that the stock price of the Company over the past several months may have created obstacles and difficulties for certain investors and market makers in the Common Stock and believes that a stock split would be in the best interests of the Company. The Board of Directors has approved a three-for-one stock split with respect to both the Class A Stock and the Class B Stock, subject to the approval by the stockholders of the Restated Certificate of Incorporation. If such approval is received, the Board of Directors intends to effect such stock split on July 2, 1999. The stock split will be effected by the Company distributing, as a dividend to each Class A Stockholder as of the Record Date, two additional shares of Class A Stock for each share of Class A Stock held by such holder as of the Record Date, and, as a dividend to each Class B Stockholder as of the Record Date, two additional shares of Class B Stock for each share of Class B Stock held by such holder as of the Record Date.

     In addition to the intended 3-for-1 stock split, the Company is considering making a public offering of shares of Class A Stock during the second half of 1999, in which certain Class A Stockholders may also elect to offer shares of Class A Stock for sale to the public. The Company has not yet determined the number of shares of Class A Stock to be offered for sale. The price at which shares of Class A Stock may be offered to the public, and the underwriting discounts and commissions to be paid to the underwriters, will depend upon market conditions for shares of the Class A Stock. As a result, the Company cannot estimate the amount of the net proceeds that it would receive from such offering. If such offering is consummated, the Company intends to use the net proceeds received by it for general corporate purposes. There can be no assurance that an offering will occur.

     Under Delaware corporate law, a proposed amendment to the Certificate of Incorporation requires a vote by the holders of the outstanding shares of capital stock that are entitled to vote thereon. In addition, the holders of the outstanding shares of a class of capital stock are entitled to vote as a class on a proposed amendment to the Certificate of Incorporation if the amendment would increase or decrease the aggregate number of authorized shares of such class. Therefore, the proposed Restated Certificate of Incorporation must be approved by the affirmative vote of a majority of the outstanding shares of the Common Stock and a majority of the outstanding shares of each of the Class A Stock and the Class B Stock. As a result, abstentions and broker non-votes will have the same effect as a vote against the proposed amendment. This proxy is being solicited with respect to the proposed Restated Certificate of Incorporation only from the holders of outstanding Class A Stock. Proxies submitted pursuant to this solicitation will be voted in favor of the proposed Restated Certificate of Incorporation, unless specified otherwise.

     If the proposed Restated Certificate of Incorporation is approved, the appropriate officers of the Company will execute and file with the Secretary of State of the State of Delaware a Restated Certificate of Incorporation in the form set forth in Exhibit A to this Proxy Statement.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE CLASS A STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE RESTATED CERTIFICATE OF INCORPORATION.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Pursuant to the Company's Bylaws, in order to be included in the Company's Proxy Statement relating to its next annual meeting, stockholder proposals must be submitted by September 13, 1999 to the Secretary of the Company at its principal executive offices. Such proposals must set forth (i) a brief description of the business desired to be brought before the annual meeting and the reason for conducting such business at the annual meeting, (ii) the name and address of the stockholder proposing such business, (iii) the class and number of shares of the Common Stock beneficially owned by such stockholder and (iv) any material interest of such stockholder in such business. Only stockholders of record are entitled to bring business before the next annual meeting or make nominations for Directors. The inclusion of any such proposal in such proxy material shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.

                                 OTHER MATTERS

     Management does not now intend to bring before the Special Meeting any matters other than those disclosed in the Notice of Special Meeting of Stockholders and it does not know of any business which persons, other than the management, intend to present at the meeting. Should any other matters requiring a vote of the stockholders arise, the proxies in the enclosed form confer upon the person or persons entitled to vote the shares represented by such proxies discretionary authority to vote the same in respect of any such other matter in accordance with their best judgment.

     The Company will bear the cost of soliciting proxies. To the extent necessary, proxies may be solicited by Directors, officers and employees of the Company in person, by telephone or through other forms of communication, but such persons will not receive any additional compensation for such solicitation. In addition, the Company has engaged the services of Morrow & Co., Inc., a professional proxy solicitation firm, to assist in the solicitation of proxies for a fee of $3,500 plus reimbursement of expenses. The Company will reimburse brokerage firms, banks and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Class A Stock.

                                          By Order of the Board of Directors
                                          /s/ J. PETER RICKETTS

                                          J. Peter Ricketts, Secretary

Omaha, Nebraska
June 14, 1999

                                                                       EXHIBIT A

     As amended, the Company's Restated Certificate of Incorporation will read, in its entirety, as follows:

                     RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                         AMERITRADE HOLDING CORPORATION

     FIRST: The name of the corporation is Ameritrade Holding Corporation (the "Corporation").

     SECOND: The registered office of the Corporation in the State of Delaware is located at 1209 Orange Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

     THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the "Act").

     FOURTH: The total number of shares of capital stock which the Corporation has authority to issue is 291,000,000 shares, consisting of:

          (1) 3,000,000 shares of Preferred Stock, par value $1.00 per share (the "Preferred Stock");

          (2) 270,000,000 shares of Class A Common Stock, par value $.01 per share (the "Class A Stock"); and

          (3) 18,000,000 shares of Class B Common Stock, par value $.01 per share (the "Class B Stock").

     The Class A Stock and the Class B Stock are hereafter collectively referred to as the "Common Stock."

A. PREFERRED STOCK

     Authority is hereby expressly granted to the Board of Directors to authorize the issuance of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions providing for the issuance of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof.

B. COMMON STOCK

     Except as otherwise provided in this Section B or as otherwise required by applicable law, all shares of Class A Stock and Class B Stock shall be identical in all respects and shall entitle the holders thereof to the same rights and privileges, subject to the same qualifications, limitations and restrictions.

     1. Voting Rights.

     (a) General. Except as otherwise provided in this Section B or as otherwise required by applicable law, the holders of Class A Stock and the holders of Class B Stock shall vote as a single class and shall be entitled to one vote per share on all matters to be voted on by the stockholders of the Corporation.

     (b) Election of Directors. The number of directors shall be determined in the manner provided in the Bylaws of the Corporation. The Class B Stock shall be entitled to elect a majority of the directors and the Class A Stock shall be entitled to elect the remaining directors.

     (c) Removal. Only the holders of Class A Stock shall be entitled to vote on the removal, with or without cause, of any director elected by the holders of Class A Stock. Only the holders of Class B Stock shall be entitled to vote on the removal, with or without cause, of any director elected by the holders of Class B Stock.

     (d) Vacancies. Any vacancy in the office of a director created by the death, resignation or removal of a director elected by the holders of Class A Stock shall be filled only by a vote of the holders of Class A Stock.

Any vacancy in the office of a director created by the death, resignation or removal of a director elected by the holders of Class B Stock shall be filled only by a vote of the holders of Class B Stock. Notwithstanding anything in this Section (d) to the contrary, any vacancy in the office of a director may be filled by the vote of the majority of the directors (or director) elected by the same class of stock that elected the director whose death, resignation or removal created the vacancy, or in the event that there are no such directors, by the vote of the majority of the other directors or by the sole remaining director, regardless, in each instance, of any quorum requirements set forth in the Bylaws of the Corporation. Any director elected by the stockholders or by some or all of the directors to fill a vacancy shall serve until the next annual meeting of stockholders and until his or her successor has been elected and has qualified. Any vacancy in the office of a director created by the increase in the number of directors may be filled by election at the next annual or special meeting of stockholders in accordance with Section 1(b) or by the vote of all the directors prior to such annual or special meeting of stockholders, in which case the directors shall designate which class of stock shall be deemed to have elected the director filling such vacancy.

     (e) One Class Outstanding. Notwithstanding anything in this Section 1 to the contrary, the holders of Class A Stock shall be entitled to elect all of the directors and shall have exclusive voting power on all matters at any time when no Class B Stock is issued and outstanding, and the holders of Class B Stock shall be entitled to elect all of the directors and shall have exclusive voting power on all matters at any time when no Class A Stock is issued and outstanding, subject in each case to the provisions of any Preferred Stock.

     2. Dividends. As and when dividends are declared or paid on the Common Stock, whether in cash, property or securities of the Corporation, the holders of Class A Stock and the holders of Class B Stock shall be entitled to participate in such dividends ratably on a per share basis; provided that if dividends are declared that are payable in shares of Class A Stock or Class B Stock, dividends shall be declared that are payable at the same rate on both classes of stock and any dividends payable in shares of Class A Stock shall be payable to holders of that class of stock and any dividends payable in shares of Class B Stock shall be payable to holders of that class of stock.

     3. Conversion.

     (a) Conversion of Class A Stock.  The Class A Stock is not convertible.

     (b) Conversion of Class B Stock.

          (i) Each share of Class B Stock may be converted into one share of Class A Stock at any time at the option of and without cost to the holder thereof. Any such conversion may be effected by any holder of Class B Stock surrendering such holder's certificate or certificates representing the Class B Stock to be converted, duly endorsed, at the principal office of the Corporation or any transfer agent for the Class B Stock during normal business hours, together with a written notice to the Corporation at such office that such holder elects to convert all or a specified number of shares of Class B Stock and stating the name or names in which such holder desires the certificate or certificates representing such Class A Stock to be issued. Promptly thereafter, the Corporation shall issue and deliver to such holder, or such holder's nominee or nominees, a certificate or certificates representing the number of shares of Class A Stock to which such holder shall be entitled. Such conversion shall be deemed to have been made at the close of business on the date of such surrender and receipt of such notice and the person or persons entitled to receive the Class A Stock issuable upon such conversion shall be treated for all purposes as the holder or holders of record of such Class A Stock as of the close of business on that date.

          (ii) Each share of Class B Stock shall automatically convert into one share of Class A Stock if the number of issued and outstanding shares of Common Stock held by the Control Group is less than twenty percent (20%) of the aggregate number of issued and outstanding shares of Common Stock.

          (iii) Each share of Class B Stock shall automatically convert into one share of Class A Stock in the event such share is sold or transferred to any person other than to a member of the Control Group. If any share of Class B Stock is sold or transferred to a member of the Control Group who subsequently ceases to be a member of the Control Group, each such share shall automatically convert into one share of Class A Stock.

          (iv) For purposes of this Section 3, "Control Group" shall mean J. Joe Ricketts, Marlene M. Ricketts, the lineal descendants of J. Joe Ricketts and Marlene M. Ricketts and their spouses, and any trust or other person or entity that holds Common Stock for the benefit for any of the foregoing.

     4. Liquidation. Subject to the provisions of any Preferred Stock, the holders of Class A Stock and the holders of Class B Stock shall be entitled to participate ratably on a per share basis in all distributions to the holders of Common Stock in any liquidation, dissolution or winding up of the Corporation.

     5. Subdivision, Reclassification and Combination. The Corporation shall not subdivide, reclassify or combine any class of Common Stock without at the same time making a proportionate subdivision, reclassification or combination of each other class of Common Stock.

     FIFTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of Title 8 of the Act or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of Title 8 of the Act, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

     SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Act for payment of unlawful dividends or unlawful stock repurchases or redemptions, or (iv) for any transaction from which the director derived an improper personal benefit.

     SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend or repeal the Bylaws of the Corporation.

     EIGHTH: The Corporation reserves the right to amend, alter, change, add to or repeal any provision contained in this Certificate of Incorporation in the manner now or hereafter prescribed by statute, and all rights herein conferred are granted subject to this reservation.

-------------------------------------------------------------------------------

                  REVOCABLE PROXY OF HOLDERS OF CLASS A STOCK

                         AMERITRADE HOLDING CORPORATION

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF AMERITRADE HOLDING CORPORATION FOR USE ONLY AT THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 1, 1999 AND AT ANY ADJOURNMENT THEREOF.

     The undersigned hereby appoints each of J. Joe Ricketts and Robert T. Slezak as proxies, with full powers of substitution, to represent the undersigned at the Special Meeting of Stockholders of the Company to be held at the Company's principal executive offices on Thursday, July 1, 1999, at 9:30 a.m., Central Daylight Time and at any adjournment of said meeting and thereat to act with respect to all votes that the undersigned would be entitled to cast, if then personally present, in accordance with the instructions below and on the reverse hereof.

     This proxy is revocable and the undersigned may revoke it at any time prior to the Special Meeting by giving written notice of such revocation to the Secretary of the Company or by delivering to him a later-dated proxy. Should the undersigned be present and want to vote in person at the Special Meeting, or at any adjournment thereof, the undersigned may revoke this proxy by giving written notice of such revocation to the Secretary of the Company on a form provided at the meeting. The undersigned hereby acknowledges receipt of a Notice of Special Meeting of Stockholders of the Company called for July 1, 1999 and the Proxy Statement for the Special Meeting prior to the signing of this proxy.

(continued and to be signed on the reverse hereof)

                                           AMERITRADE HOLDING CORPORATION
                                           P.O. BOX 11074
                                           NEW YORK, N.Y. 10203-0074



--------------------------------------------------------------------------------
                           - DETACH PROXY CARD HERE -

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDESIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL TO APPROVE THE RESTATED CERTIFICATE OF INCORPORATION.


1. APPROVE RESTATED CERTIFICATE OF INCORPORATION. Approve the Restated Certificate of Incorporation, which increases the number of shares of Class A Common Stock and Class B Common Stock that the Company is authorized to issue.

          FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

2. To vote, in his discretion, upon any other business that may properly come before the Special Meeting or any adjournment thereof. Management is not aware of any other matters that should come before the Special Meeting.



                                                    Change of Address and
                                                    or Comments Mark Here  [ ]

                                        Please sign exactly as name appears on
                                        this proxy. When shares are held by
                                        joint tenants, both should sign. When
                                        signing as attorney, executor,
                                        administrator, trustee or guardian,
                                        please give your full title. If a
                                        corporation, please sign in full
                                        corporate name by authorized officer. If a partnership, please sign in partnership name by authorized party.


                                        Dated:                          , 1999
                                              --------------------------

                                        --------------------------------------
                                                      (Signature)

                                        --------------------------------------
                                              (Signature if held jointly)


PLEASE MARK, SIGN, DATE AND RETURN      Votes must be indicated
THE PROXY CARD PROMPTLY USING THE       (x) in Black or Blue ink.
ENCLOSED ENVELOPE.

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